UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2015

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2015, at the Annual Meeting of Stockholders (the “2015 Annual Meeting”) of McKesson Corporation (the “Company”), stockholders reapproved the performance measures available under the Company’s Management Incentive Plan (the “MIP”) so that awards made under the MIP may continue to qualify as performance-based compensation under federal tax regulations. The MIP was amended by the Compensation Committee of the Board of Directors (the “Board”) at its May 26, 2015 meeting primarily to add two additional performance measures, which were subject to stockholder approval. A summary of the material terms of the MIP is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2015 (the “Definitive Proxy Statement”). A copy of the MIP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2015 Annual Meeting, stockholders approved amendments to the Company’s Amended and Restated By-Laws to allow eligible stockholders to place their own director nominees on the Company’s proxy card, along with the candidates nominated by the Board (the “Proxy Access By-Law Amendments”). The Proxy Access By-Law Amendments specify a three-percent/three-year holding requirement for eligibility and state that an eligible stockholder or group of stockholders who complies with the specified procedural and disclosure requirements may include stockholder-nominated director candidates in the Company’s proxy materials to fill up to 20% of the available board seats. A summary of the Proxy Access By-Law Amendments is set forth in the Company’s Definitive Proxy Statement. A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 29, 2015, the following seven items were voted on at the 2015 Annual Meeting, and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in Company’s Definitive Proxy Statement, were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	186,461,396	845,504	678,526	17,078,211
Wayne A. Budd	185,302,012	2,022,722	660,692	17,078,211
N. Anthony Coles, M.D.	185,876,917	1,438,583	669,926	17,078,211
John H. Hammergren	181,795,155	5,285,394	904,877	17,078,211
Alton F. Irby III	184,551,831	2,726,714	706,881	17,078,211
M. Christine Jacobs	184,627,451	2,686,572	671,403	17,078,211
Donald R. Knauss	186,680,971	606,962	697,493	17,078,211
Marie L. Knowles	185,031,058	2,314,935	639,433	17,078,211
David M. Lawrence, M.D.	184,801,885	2,573,646	609,895	17,078,211
Edward A. Mueller	185,759,618	1,577,051	648,757	17,078,211
Susan R. Salka	186,730,539	576,489	678,398	17,078,211

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,125,529	1,973,734	964,374	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,594,157	8,870,526	1,520,743	17,078,211

Item 4. The proposal to reapprove the performance measures available for performance-based awards under the Company’s Management Incentive Plan was approved, having received the following votes:3

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,568,146	3,752,831	664,449	17,078,211

Item 5. The proposal to amend the Company’s By-Laws to permit shareholder proxy access was approved, having received the following votes:4

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,927,889	22,424,666	632,871	17,078,211

Item 6. The stockholder-submitted proposal on disclosure of political contributions and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,113,259	85,040,014	36,832,153	17,078,211

Item 7. The stockholder-submitted proposal on accelerated vesting of equity awards was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,598,418	139,407,664	979,344	17,078,211

Each of the items considered at the 2015 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the seven items addressed above and described in the Definitive Proxy Statement was submitted at the 2015 Annual Meeting for stockholder action.

[1]	Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

[2]	Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the 2015 Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

[3]	Approval of this proposal required the affirmative vote of a majority of the votes cast. Abstentions had the effect of a vote against the matter. Broker non-votes were required to be disregarded and had no effect on the vote results.

[4]	Approval of this proposal required the affirmative vote of a majority of the shares outstanding and entitled to vote on this proposal at the 2015 Annual Meeting. Shares represented by abstentions or broker non-votes on this proposal had the effect of a vote against the matter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of McKesson Corporation, as amended on July 29, 2015.

10.1	McKesson Corporation Management Incentive Plan, effective July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	McKesson Corporation

	By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of McKesson Corporation, as amended on July 29, 2015.

10.1	McKesson Corporation Management Incentive Plan, effective July 29, 2015.